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                                                                   EXHIBIT 10.12

                                    GUARANTY
                                 (SPECIFIC DEBT)

      This Guaranty is executed at COLUMBUS, OH, as of February 22, 2002.

1. To Induce NATIONAL CITY BANK, A NATIONAL BANKING ASSOCIATION ("Bank"), having a banking office at 155 EAST BROAD STREET, COLUMBUS, OH 43215, to extend or continue to extend credit to SAFE AUTO GROUP, INC. ("Borrower"), in the original principal amount of FIVE MILLION AND 00/100 Dollars ($5,000,000.00) as evidenced by a certain COMMERCIAL NOTE: TERM MULTIPLE ADVANCE/ONE MONTH LIBOR DAILY INDEXED (the "Guaranteed Debt"), the undersigned, JON DIAMOND AND ARI DESHE (collectively "Guarantor"), intending to be legally bound, hereby unconditionally guarantees to Bank the prompt payment of the Guaranteed Debt when due, including but not limited to, payment of all principal, interest and other sums due, whether by acceleration or otherwise, together with all late charges, disbursements, expenses, and deficiencies together with the performance of Borrower's obligations under any documents or instruments executed in connection with or given to secure the Guaranteed Debt. Guarantor also agrees to pay all expenses, legal and otherwise (including court costs and reasonable attorney's fees), paid or incurred by Bank in endeavoring to collect such Guaranteed Debt, or any part thereof, and in enforcing this Guaranty.

      Anything herein to the contrary notwithstanding, the total liability of Guarantor to Bank under this Guaranty shall not exceed the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 Dollars ($2,500,000.00) plus all interest thereon and late charges applicable thereto plus all expenses, legal and otherwise (including court costs and reasonable attorney's fees), paid or incurred by Bank in endeavoring to collect such Guaranteed Debt, or any part thereof, and in enforcing this Guaranty.

2. This is a continuing Guaranty and shall remain in full force and effect until revoked by Guarantor in writing and a signed copy thereof is duly served upon Bank; provided, however, that any such revocation shall not affect any outstanding obligation or liability hereunder created or incurred prior to Bank's receipt of such notice of revocation or which is subsequently created or incurred pursuant to a binding commitment to lend in effect prior to Bank's receipt of such notice of revocation, or any unpaid portion thereof which may be renewed or extended. This Guaranty shall be construed as an absolute and unconditional guaranty of payment and not a guaranty of collection and Guarantor's liability shall be direct, immediate and not conditional or contingent upon the pursuit by Bank of any remedies it may have or the requirement to resort first to the Borrower, any other guarantor of the Guaranteed Debt, any collateral or security or any other remedy whatsoever. Guarantor shall have no right of contribution, subrogation, reimbursement or indemnity whatsoever against or from the Borrower or any other guarantor of the Guaranteed Debt, nor any right to recourse to security for the Guaranteed Debt from the Borrower or any other entity or person who has granted security for the Guaranteed Debt unless and until all of the Guaranteed Debt has been paid in full. The obligations of Guarantor hereunder shall not be released, discharged or in any way affected nor shall Guarantor have any rights against Bank by reason of: (a) the fact that any collateral or security, securing the Guaranteed Debt or the obligations of Guarantor hereunder, may be subject to equitable claims or defenses in favor of others or may be invalid or defective in any way; (b) the failure to convey, perfect or create a valid lien in any such collateral or security; (c) the invalidity or unenforceability for any reason of any part of the Guaranteed Debt; (d) the change, loss, or deterioration in value of any collateral or of the financial condition of the Borrower, whether due to incorrect estimates of such value or financial condition, failure to protect or insure, or because of any other reason; (e) the exchange, sale, release or surrender of any such collateral or security; (f) any defense based upon suretyship or impairment of collateral; or (g) any other defense in law or equity to which Guarantor or Borrower may be entitled. Bank may pursue all or any of its remedies at one or at different times. Bank's books and records showing the account between Bank and the Borrower shall be admissible in any action or proceeding, shall be binding upon Guarantor for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof.

3. Guarantor hereby waives any notice of acceptance of this Guaranty, or any notice of the incurring by the Borrower at any time of any obligation or liability covered hereunder. Guarantor also waives any and all presentment, demand of payment, protest or notice of protest, notice of dishonor, notice of nonpayment or other default with respect to any obligation or liability covered hereunder, and all defenses in law or equity. Any and all present and future debts and obligations of the Borrower to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future obligations and liabilities of the Borrower to Bank. Guarantor hereby grants to Bank full power, in its absolute discretion

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      and without notice to Guarantor, to: (a) modify, accelerate, or otherwise change the terms of the Guaranteed Debt in accordance with its provisions;
      (b) renew or extend the Guaranteed Debt at one or more times; (c) release, compromise, or settle the Guaranteed Debt in settlement, liquidation, adjustment, bankruptcy proceedings or otherwise as Bank deems advisable;
      (d) delay or forbear to act in respect to the Guaranteed Debt or any collateral, or the enforcement thereof whether such delay or forbearance is deliberate or by omission; (e) consent to the substitution, exchange or release of any collateral or security for the Guaranteed Debt or forbear from calling for additional security; or (f) take an additional guaranty or guaranties, or settle, compromise or release one or more other guaranties. All sums at any time to the credit of Guarantor and any property of Guarantor at any time in Bank's possession may be held by Bank as security for all obligations of Guarantor to Bank arising out of this Guaranty.

4. If any payment received by Bank from the Borrower in respect of the Guaranteed Debt is subsequently recovered from or repaid by Bank as the result of any bankruptcy, dissolution, reorganization, arrangement or liquidation proceedings (or proceedings similar thereto), Guarantor's payment obligation hereunder shall continue to be effective as though such payment had not been made. The provisions of this paragraph shall survive the termination of this Guaranty.

5. Guarantor hereby represents and warrants to Bank that the execution and delivery of this Guaranty and the performance of all of Guarantor's obligations hereunder does not violate any law or regulation to which Guarantor is subject; that Guarantor's execution of this Guaranty is duly authorized; and that this Guaranty constitutes a valid, binding and legally enforceable obligation of Guarantor subject only to laws relating to bankruptcy and creditor's rights generally. Guarantor further agrees to execute and deliver any and all other documents and take any and all other steps or actions reasonably deemed necessary by Bank to effectuate this Guaranty.

6. Guarantor has established adequate means of obtaining, on a continuing basis, all facts pertaining to the risks hereunder. Guarantor assumes the responsibility for being and keeping informed of all facts pertaining to the risks hereunder, and Guarantor agrees that Bank shall have no duty to disclose to Guarantor any such facts. Guarantor recognizes that Guarantor is subject to risks under this Guaranty and that those risks may increase in the future due to changing circumstances. To induce Bank to make the credit extensions to Borrower described in this Guaranty, Guarantor hereby assumes all present and future risks hereunder.

7. Guarantor will furnish to Bank, without expense to Bank and forthwith upon each request of Bank made upon Guarantor therefor, such information in writing regarding Guarantor's financial condition, income taxes, properties, business operations, if any, and pension plans, if any, prepared, in the case of financial information, in accordance with generally accepted accounting principles consistently applied and otherwise in form and detail satisfactory to Bank. Guarantor hereby authorizes Bank to share all credit and financial information relating to Guarantor with Bank's parent company, with any subsidiary or affiliate company of Bank or of Bank's parent company or with such other persons or entities as Bank shall deem advisable for the conduct of its business.

8. The obligations and liabilities hereunder shall be binding upon the heirs, executors, administrators, successors, and assigns of the parties hereto. If there is more than one guarantor of the Guaranteed Debt, the obligations of each guarantor shall be joint and several with any other guarantor. This Agreement shall be governed by the law (excluding conflict of laws rules) of the jurisdiction in which Bank's banking office is located.

9. This Guaranty contains the entire guaranty agreement between Guarantor and Bank with respect to all indebtedness arising hereunder and may be in addition to other contracts of guaranty executed by the undersigned in favor of Bank. The provisions of this Guaranty may be modified, altered or amended only by written agreement signed by Guarantor and Bank.

10. Any action, claim, counterclaim, crossclaim, proceeding, or suit arising under or in connection with this Guaranty (each such action, claim, counterclaim, crossclaim, proceeding, or suit, an "Action") may be brought in any federal or state court located in the city in which Bank's banking office is located. Guarantor hereby unconditionally submits to the jurisdiction of any such court with respect to each such Action and hereby waives any objection Guarantor may now or hereafter have to the venue of any such Action brought in any such court. GUARANTOR HEREBY, AND EACH HOLDER OF THE GUARANTEED DEBT OR ANY PART THEREOF, KNOWINGLY AND VOLUNTARILY WAIVES JURY

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      TRIAL IN RESPECT OF ANY ACTION, CLAIM, COUNTERCLAIM, CROSSCLAIM,
      PROCEEDING, OR SUIT AT ANY TIME ARISING UNDER OR IN CONNECTION WITH THIS GUARANTY.

11. Guarantor hereby authorizes any attorney-at-law on Guarantor's behalf or on behalf of Guarantor's successors or survivors: to appear in an action on this Guaranty at any time after the Guaranty becomes due in any court of record in Ohio or elsewhere; to waive the issuing and service of process and to confess judgment in favor of the holder hereof for the amount due plus interest and costs; and to release and waive all errors and appeals in the actions and judgments. No judgment against Guarantor shall be a bar to a subsequent judgment or judgments pursuant to this warrant of attorney against Guarantor.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                    GUARANTOR:

/s/ Greg A. Sutton                  /s/ Jon Diamond
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Witness (as to all)                 Jon Diamond, Social Security #:
Print: Greg A. Sutton
       ----------------------

/s/ Vicki L. Niemela                /s/ Ari Deshe
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Witness (as to all)                 Ari Deshe, Social Security #:
Print: Vicki L. Niemela
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